  Exhibit 99.1

FORM OF SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 22nd day of December, 2019, by and among TG Therapeutics, Inc., a Delaware corporation (the “Company”) and the purchasers executing the purchaser signature page attached hereto (each a “Purchaser”); and

WHEREAS, the Company has prepared and filed with the Securities and Exchange Commission (the “SEC”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations thereunder, a registration statement on Form S-3 (Commission File No. 333-233636), including a prospectus, relating to the shares to be issued and sold pursuant to this Agreement. The term “Registration Statement” as used herein refers to such registration statement (including all financial schedules and exhibits), as amended or as supplemented and includes information contained in the form of final prospectus and supplements thereto (the “Prospectus”) filed with the SEC pursuant to Rule 424(b) of the rules under the Securities Act and deemed to be part thereof at the time of effectiveness (the “Effective Date”) pursuant to Rule 430A of the rules under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I PURCHASE AND SALE

1.1 Closing. Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser, a number of shares (the “Shares”) of common stock of the Company, par value $0.001 (the “Common Stock”), equal to Purchaser’s subscription amount as set forth on the signature page hereto (the “Subscription Amount”) divided by the Purchase Price (as defined below). Upon satisfaction of the conditions set forth in Section 1.3, the closing shall occur at the offices of the Company on December 23, 2019, or at such other place or on such other date as the parties shall mutually agree (the “Closing”).

1.2 Per Share Purchase Price. The per share purchase price shall be equal to $9.20 (the “Purchase Price”).

1.3    Closing Conditions.

(a) As a condition to the Purchaser’s obligation to close, at the Closing, the Company shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to Purchaser the items set forth below, as appropriate:

(i)      this Agreement duly executed by the Company;

(ii)     a copy of the irrevocable instructions to the Company’s transfer agent instructing such transfer agent to deliver via The Depository Trust Company Deposit or Withdrawal at Custodian system the Shares, registered in the name of the Purchaser;

(iii)    the representations and warranties made by the Company herein shall be true and correct in all material respects on the date made and on the date of the Closing;

(iv)    all covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of the Closing shall have been performed or complied with in all material respects;

(v)     no statute, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of the transaction contemplated by this Agreement; and

(vi)   the Company shall have filed an application with The Nasdaq Stock Market for the listing of the Shares and shall have provided the Purchaser with evidence of such filing.

(b) As a condition to the Company’s obligation to close, at the Closing, Purchaser shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to the Company the items set forth below, as appropriate:

(i)     this Agreement duly executed by Purchaser;

(ii)    the Subscription Amount by wire transfer to the account of the Company as set forth on the signature pages hereto;

(iii)   the representations and warranties made by Purchaser herein shall be true and correct in all material respects on the date made and on the date of the Closing;

(iv)   Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or before the Closing; and

(v) no statute, regulation, executive order, decree, ruling or injunction shall have been enacted, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of the transaction contemplated by this Agreement.

(c) As of the date of the Closing, there shall have been no Material Adverse Effect (as defined below) with respect to the Company since the date hereof.

ARTICLE II REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. Except as set forth in the Company’s public filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company, including its consolidated subsidiaries for the purposes of this Article 2, hereby makes the following representations and warranties as of the date hereof and as of the date of the Closing to Purchaser:

(a) Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the SEC of a Form 8-K and prospectus supplement relating to the Registration Statement, and applicable Blue Sky filings, if any, (ii) a filing with the Nasdaq Stock Market for the listing of the Shares and (iii) such as have already been obtained. For purposes of this Agreement, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(e) Capitalization. All of the outstanding shares of the Company’s Common Stock are, and all of the Shares, when issued, will be, duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens created by the Company, and all such shares were, and the Shares, will be issued in material compliance with all applicable federal and state securities laws, including available exemptions therefrom, and none of such issuances were, and the issuance of the Shares will not be, made in violation of any pre-emptive or other rights. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable pursuant to this Agreement. The issuance of the Shares will not trigger any anti-dilution rights of any existing securities of the Company.

(f) Registration Statement. The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the SEC; and any request on the part of the SEC for additional information has been complied with; the Registration Statement did not, as of the Effective Date, and will not as of the date of this Agreement and the Closing, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformance with written information furnished to the Company by Purchaser or its representatives; the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act; the Prospectus will not, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformance with written information furnished to the Company by Purchaser or its representatives; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act.

(g) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

2.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of the date of the Closing to the Company as follows:

(a) Organization; Authority. If Purchaser is not a natural person, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of Purchaser. This Agreement to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Information. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Purchaser understands that its investment in the Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(b) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(c) Sales; Short Selling. From and after the date Purchaser received any information about the existence of this offering and until the Closing, Purchaser has not offered, pledged, sold, contracted to sell, sold any option or contract to purchase, purchased any option or contract to sell, granted any option, right or warrant to purchase, loaned, or otherwise transferred or disposed of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, entered into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or directly or indirectly, through related parties, Affiliates or otherwise sold “short” or “short against the box” (as those terms are generally understood) any equity security of the Company. Purchaser does not currently have a short position in shares of Common Stock. For purposes of this Agreement, an “Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(d) Information Regarding Purchaser. Purchaser has provided the Company with true, complete, and correct information regarding all applicable items set forth on Purchaser’s signature page to this Agreement.

ARTICLE III
OTHER AGREEMENTS OF THE PARTIES

3.1 Furnishing of Information. Until the time that the Purchaser owns no Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

3.2 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the trading day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a current report on Form 8-K with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated this Agreement. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

3.3 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, which shall be disclosed pursuant to Section 3.2, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Purchaser without the Purchaser’s consent, the Company hereby covenants and agrees that the Purchaser shall not have any duty of confidentiality to the Company or any of its officers, directors, agents, employees or Affiliates, or a duty to the Company or any of its officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law.

3.5 Indemnification of Purchaser. Subject to the provisions of this Section 3.5, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under this Agreement or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

3.6 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Nasdaq Stock Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other trading market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other trading market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

ARTICLE IV MISCELLANEOUS

4.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.2 Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via electronic mail at the address on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications is set forth on the signature pages attached hereto. For purposes of this Agreement, “Trading Day” shall mean a day on which the Company’s Common Stock is traded on the Nasdaq Capital Market, or, if the Company’s Common Stock is not eligible for trading on the Nasdaq Capital Market, any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

4.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither Company nor Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to its conflicts of laws principles.

4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

4.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TG THERAPEUTICS, INC.

By:

Name: Michael Weiss
Title:  Chief Executive Officer

Address for Notice:

2 Gansevoort, 9th Floor New York, NY 10014
Attn: Michael Weiss
With a copy to (which shall not constitute notice): Alston & Bird LLP
90 Park Avenue
New York, New York 10016 Attn: Mark F. McElreath

[Company Signature Page to Securities Purchase Agreement]

PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By:
Name:
Title:

Date: December ____, 2019

$
NUMBER OF SHARES	PRICE PER SHARE	TOTAL PURCHASE
OF COMMON STOCK		PRICE (the Subscription Amount)
SUBSCRIBED FOR

The above-signed Purchaser hereby provides the following information to the Company:

1.
Please provide the following information regarding the Purchaser:

Purchaser Name and Address:
______________________________________ ______________________________________ ______________________________________
Telephone: ( ) _____-________ Facsimile: ( ) ______-_________ Email: _______________________ Tax ID #:_____________________
Wire Instructions
Bank Name:
Bank Address:
ABA #
Account Number:
Account Name: TG Therapeutics, Inc.